                                                                    EXHIBIT 10.5

                         [LOGO] Western Financial Bank

                            BUSINESS LOAN AGREEMENT

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  Principal      Loan Date    Maturity    Loan No   Call   Collateral   Account   Officer   Initials
$2,000,000.00   12-12-2000   12-11-2001    9001     4a0      3100       0001910    00905
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    References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
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

Borrower: Fresh Enterprises, Inc.; ET. AL.      Lender: Western Financial Bank
          225 W. Hillcrest Drive, Suite 351             Commercial Banking Group
          Thousand Oaks, CA 91360                       15750 Alton Parkway
                                                        Irvine, CA 92618

================================================================================

THIS BUSINESS LOAN AGREEMENT between Fresh Enterprises, Inc. and Baja Fresh Westlake Village, Inc., dba Baja Fresh Mexican Grill (referred to in this Agreement individually and collectively as "Borrower") and Western Financial Bank (referred to in this Agreement as "Lender") is made and executed on the following terms and conditions. Borrower has received prior commercial loans from Lender or has applied to Lender for a commercial loan or loans and other financial accommodations, including those which may be described on any exhibit or schedule attached to this Agreement. All such loans and financial accommodations, together with all future loans and financial accommodations from Lender to Borrower, are referred to in this Agreement individually as the "Loan" and collectively as the "Loans." Borrower understands and agrees that: (a) in granting, renewing, or extending any Loan, Lender is relying upon Borrower's representations, warranties, and agreements, as set forth in this Agreement; (b) the granting, renewing, or extending of any Loan by Lender at all times shall be subject to Lender's sole judgment and discretion; and (c) all such Loans shall be and shall remain subject to the following terms and conditions of this Agreement.

TERM. This Agreement shall be effective as of December 12, 2000, and shall continue thereafter until all Indebtedness of Borrower to Lender has been performed in full and the parties terminate this Agreement in writing.

DEFINITIONS. The following words shall have the following meanings when used in this Agreement. Terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code. All references to dollar amounts shall mean amounts in lawful money of the United States of America.

     Agreement. The word "Agreement" means this Business Loan Agreement, as this Business Loan Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Business Loan Agreement from time to time.

     Borrower. The word "Borrower" means individually and collectively Fresh Enterprises, Inc. and Baja Fresh Westlake Village, Inc., dba Baja Fresh Mexican Grill

     CERCLA. The word "CERCLA" means the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended.

     Cash Flow. The words "Cash Flow" mean net income after taxes, and exclusive of extraordinary gains and income, plus depreciation and amortization.

     Collateral. The word "Collateral" means all property and assets granted as collateral security for a Loan, whether real or personal property, whether granted directly or indirectly, whether granted now or in the future, and whether granted in the form of a security interest, mortgage, deed of trust, assignment, pledge, chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien, charge, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever, whether created by law, contract, or otherwise.

     Debt. The word "Debt" means all of Borrower's liabilities excluding Subordinated Debt.

     ERISA. The word "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

     Event of Default. The words "Event of Default" mean and include without limitation any of the Events of Default set forth below in the section titled "EVENTS OF DEFAULT."

     Grantor. The word "Grantor" means each and all of the persons or entities granting a Security Interest in any Collateral for the Indebtedness, including without limitation all Borrowers granting such a Security Interest.

     Guarantor. The word "Guarantor" means each and all of the guarantors, sureties, and accommodation parties in connection with any Indebtedness.

     Indebtedness. The word "Indebtedness" means and includes without limitation all Loans, together with all other obligations, debts and liabilities of Borrower to Lender, or any one or more of them, as well as all claims by Lender against Borrower, or any one or more of them; whether now or hereafter existing, voluntary or involuntary, due or not due, absolute or contingent, liquidated or unliquidated; whether Borrower may be liable individually or jointly with others; whether Borrower may be obligated as a guarantor, surety, or otherwise; whether recovery upon such Indebtedness may be or hereafter may become barred by any statute of limitations; and whether such Indebtedness may be or hereafter may become otherwise unenforceable.

     Lender. The word "Lender" means Western Financial Bank, its successors and assigns.

     Liquid Assets. The words "Liquid Assets" mean Borrower's cash on hand plus Borrower's readily marketable securities.

     Loan. The word "Loan" or "Loans" means any and all commercial loans and financial accommodations from Lender to Borrower, whether now or hereafter existing, and however evidenced, including without limitation those loans and financial accommodations described herein or described on any exhibit or schedule attached to this Agreement from time to time.

     Note. The word "Note" means and includes without limitation Borrower's promissory note or notes, if any, evidencing Borrower's Loan obligations in favor of Lender, as well as any substitute, replacement or refinancing note or notes therefor.

     Permitted Liens. The words "Permitted Liens" mean: (a) liens and security interests securing Indebtedness owed by Borrower to Lender; (b) liens for taxes, assessments, or similar charges either not yet due or being contested in good faith; (c) liens of materialmen, mechanics, warehousemen, or carriers, or other like liens arising in the ordinary course of business and securing obligations which are not(A); (d) purchase money liens or purchase money security interests upon or in any property acquired or held by Borrower in the ordinary course of business to secure indebtedness outstanding on the date of this Agreement or permitted to be incurred under the paragraph of this Agreement titled "Indebtedness and Liens"; (e) liens and security interests which, as of the date of this Agreement, have been disclosed to and approved by the Lender in writing; and (f) those liens and security interests which in the aggregate constitute an immaterial and insignificant monetary amount with respect to the net value of Borrower's assets; (B).

     Related Documents. The words "Related Documents" mean and include without limitation all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

     Security Agreement. The words "Security Agreement" mean and include without limitation any agreements, promises, covenants, arrangements understandings or other agreements, whether created by law, contract, or otherwise, evidencing, governing, representing, or creating a Security Interest.

     Security Interest. The words "Security Interest" mean and include without limitation any type of collateral security, whether in the form of a lien, charge, mortgage, deed of trust, assignment, pledge, chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever, whether created by law, contract, or otherwise.

     SARA. The word "SARA" means the Superfund Amendments and Reauthorization Act of 1986 as now or hereafter amended.

     Subordinated Debt. The words "Subordinated Debt" mean indebtedness and liabilities of Borrower which have been subordinated by written agreement to indebtedness owed by Borrower to Lender in form and substance acceptable to Lender.

     Tangible Net Worth. The words 'Tangible Net Worth" mean Borrower's total assets excluding all intangible assets (i.e., goodwill, trademarks, patents, copyrights, organizational expenses, and similar intangible items, but including leaseholds and leasehold improvements) less total Debt.

     Working Capital. The words "Working Capital" mean Borrower's current assets, less Borrower's current liabilities.

CONDITIONS PRECEDENT TO EACH ADVANCE. Lender's obligation to make the initial Loan Advance and each subsequent Loan Advance under this Agreement shall be subject to the fulfillment to Lender's satisfaction of all of the conditions set forth in this Agreement and in the Related Documents.

     Loan Documents. Borrower shall provide to Lender in form satisfactory to Lender the following documents for the Loan: (a) the Note, (b) Security Agreements granting to Lender security interests in the Collateral, (c) Financing Statements perfect Lender's Security Interests; (d) evidence of insurance as required below; and (e) any other documents required under this Agreement or (C) by Lender or its counsel, including

12-12-2000                  BUSINESS LOAN AGREEMENT                       Page 2
Loan No 9001                       (Continued)
================================================================================

     without limitation any guaranties described below.

     Borrower's Authorization. Borrower shall have provided in form and substance satisfactory to Lender properly certified resolutions, duly authorizing the execution and delivery of this Agreement, the Note and the Related Documents, and such other authorizations and other documents and instruments as Lender or its counsel, in their sole discretion, may require.

     Payment of Fees and Expenses. Borrower shall have paid to Lender all fees, charges, and other expenses which are then due and payable as specified in this Agreement or any Related Document.

     Representations and Warranties. The representations and warranties set forth in this Agreement, in the Related Documents, and in any document or certificate delivered to Lender under this Agreement are true and correct.

     No Event of Default. There shall not exist at the time of any advance a condition which would constitute an Event of Default under this Agreement.

MULTIPLE BORROWERS. This Agreement has been exectuted by multiple obligors who are referred to herein individually, collectively and interchangeably as "Borrower." Unless specifically stated to the contrary, the word "Borrower" as used in this Agreement, including without limitation all representations, warranties and covenants, shall include all Borrowers. Borrower understands and agrees that, with or without notice to Borrower, Lender may with respect to any other Borrower (a) make one or more additional secured or unsecured loans or otherwise extend additional credit; (b) alter, compromise, renew, extend, accelerate, or otherwise change one or more times the time for payment or other terms any indebtedness, including increases and decreases of the rate of interest on the indebtedness; (c) exchange, enforce, waive, subordinate, fail or decide not to perfect, and release any security, with or without the substitution of new collateral; (d) release, substitute, agree not to sue, or deal with any one or more of Borrower's sureties, endorsers, or other guarantors on any terms or in any manner Lender may choose; (e) determine how, when and what application of payments and credits shall be made on any indebtedness; (f) apply such security and direct the order or manner of sale thereof, including without limitation, any nonjudicial sale permitted by the terms of the controlling security agreement or deed of trust, as Lender in its discretion may determine; (g) sell, transfer, assign, or grant participations in all or any part of the indebtedness; (h) exercise or refrain from exercising any rights against Borrower or others, or otherwise act or refrain from acting; (i) settle or compromise any indebtedness; and (1) subordinate the payment of all or any part of any indebtedness of Borrower to Lender to the payment of any liabilities which may be due Lender or others.

REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Lender, as of the date of this Agreement, as of the date of each disbursement of Loan proceeds, as of the date of any renewal, extension or modification of any Loan, and at all times any Indebtedness exists:

     Organization. Borrower is a corporation which is duly organized, validly existing, and in good standing under the laws of the State of California and is in good standing in all states in which (D) Borrower has the full power and authority to own its properties and to transact the businesses in which it is presently engaged or presently proposes to engage. Borrower also is duly qualified as a foreign corporation and is in good standing in all states in which the failure to so qualify would have a material adverse effect on its businesses or financial condition.

     Authorization. The execution, delivery, and performance of this Agreement and all Related Documents by Borrower, to the extent to be executed, delivered or performed by Borrower, have been duly authorized by all necessary action by Borrower; do not require the consent or approval of any other person, regulatory authority or governmental body; and do not conflict with, result in a violation of, or constitute a default under (a) any provision of its articles of incorporation or organization, or bylaws, or any agreement or other instrument binding upon Borrower or (b) any law, governmental regulation, court decree, or order applicable to Borrower.

     Financial Information. Each Financial statement of Borrower supplied to Lender(E) disclosed Borrower's financial condition as of the date of the statement (F) and there has been no material adverse change in Borrower's financial condition subsequent to the date of the most recent financial statement supplied to Lender. Borrower has no material contingent obligations except as disclosed in such financial statements.

     Legal Effect. This Agreement constitutes, and any instrument or agreement required hereunder to be given by Borrower when delivered will constitute, legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms(G).

     Properties. Except as contemplated by this Agreement or as previously disclosed in Borrower's financial statements or in writing to Lender and as accepted by Lender, and except for property tax liens for taxes not presently due and payable, Borrower owns and has good title to all of Borrower's properties free and clear of all Security Interests, and has not executed any security documents or financing statements relating to such properties. All of Borrower's properties are titled in Borrower's legal name, and Borrower has not used, or filed a financing statement under, any other name for at least the last five (5) years.

     Hazardous Substances. The terms "hazardous waste," "hazardous substance," "disposal," "release," and "threatened release," as used in this Agreement, shall have the same meanings as set forth in the "CERCLA," "SARA," the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., Chapters 6.5 through 7.7 of Division 20 of the California Health and Safety Code, Section 25100, et seq., or other applicable state or Federal laws, rules, or regulations adopted pursuant to any of the foregoing. Except as disclosed to and acknowledged by Lender in writing, Borrower represents and warrants that: (a) During the period of Borrower's ownership of the properties, there has been no use, generation, manufacture, storage, treatment, disposal, release or threatened release of any hazardous waste or substance by any person on, under, about or from any of the properties.
     (b) Borrower has no knowledge of, or reason to believe that there has been
     (i) any use, generation, manufacture, storage, treatment, disposal, release, or threatened release of any hazardous waste or substance on, under, about or from the properties by any prior owners or occupants of any of the properties, or (ii) any actual or threatened litigation or claims of any kind by any person relating to such matters. (c) Neither Borrower nor any tenant, contractor, agent or other authorized user of any of the properties shall use, generate, manufacture, store, treat, dispose of, or release any hazardous waste or substance on, under, about or from any of the properties; and any such activity shall be conducted in compliance with all applicable federal, state, and local laws, regulations, and ordinances, including without limitation those laws, regulations and ordinances described above. The representations and warranties contained herein are based on Borrower's due diligence in investigating the properties for hazardous waste and hazardous substances. Borrower hereby (a) releases and waives any future claims against Lender for indemnity or contribution in the event Borrower becomes liable for cleanup or other costs under any such laws, and (b) agrees to indemnity and hold harmless Lender against any and all claims, losses, liabilities, damages, penalties, and expenses which Lender may directly or indirectly sustain or suffer resulting from a breach of this section of the Agreement or as a consequence of any use, generation, manufacture, storage, disposal, release or threatened release of a hazardous waste or substance on the properties. The provisions of this section of the Agreement, including the obligation to indemnify, shall survive the payment of the Indebtedness and the termination or expiration of this Agreement and shall not be affected by Lender's acquisition of any interest in any of the properties, whether by foreclosure or otherwise.

     Litigation and Claims. No litigation, claim, investigation, administrative proceeding or similar action (including those for unpaid taxes) against Borrower is pending or (H) threatened, and no other event has occurred which (I) materially adversely affect Borrower's financial condition or properties, other than litigation, claims, or other events, if any, that have been disclosed to and acknowledged by Lender in writing.

     Taxes. To the best of Borrower's knowledge, all tax returns and reports of Borrower that are or were required to be filed, have been filed, and all taxes, assessments and other governmental charges have been paid in full, except those presently being or to be contested by Borrower in good _______ at the ordinary course of business and business and for which adequate reserves have been provided.

     Lien Priority. Unless otherwise previously disclosed to Lender in writing, Borrower has not entered into or granted any Security Agreements, or permitted the filing or attachment of any Security Interests on or affecting any of the Collateral directly or indirectly securing repayment of Borrower's Loan and Note, that would be prior or that may in any way be superior to Lender's Security Interests and rights in and to such Collateral.

     Binding Effect. This Agreement, the Note, all Security Agreements directly or indirectly securing repayment of Borrower's Loan and Note and all of the Related Documents are binding upon Borrower as well as upon Borrower's successors, representatives and assigns, and are legally enforceable in accordance with their respective terms(J).

     Commercial Purposes. Borrower intends to use the Loan proceeds solely for business or commercial related purposes.

     Employee Benefit Plans. Each employee benefit plan as to which Borrower may have any liability complies in all material respects with all applicable requirements of law and regulations, and (i) no Reportable Event nor Prohibited Transaction (as defined in ERISA) has occurred with respect to any such plan, (ii) Borrower has not withdrawn from any such plan or initiated steps to do so, (iii) no steps have been taken to terminate any such plan, and (iv) there are no unfunded liabilities other than those previously disclosed to Lender in writing.

     Location of Borrower's Offices and Records. Borrower's place of business, or Borrower's Chief executive office, if Borrower has more than one place of business, is located at 225 W. Hillcrest Drive, Suite 351, Thousand Oaks, CA 91360. Unless Borrower has designated otherwise in writing this location is also the office or offices where Borrower keeps its records concerning the Collateral.

     Information. All information heretofore or contemporaneously herewith furnished by Borrower to Lender for the purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all information hereafter furnished by or on behalf of Borrower to Lender will be, true and accurate in every material respect on the date as of which such information is dated or certified; and none of such information is or will be

12-12-2000                  BUSINESS LOAN AGREEMENT                       Page 3
Loan No 9001                       (Continued)
================================================================================

     incomplete by omitting to state any material fact necessary to make such information not misleading.

     Survival of Representations and Warranties. Borrower understands and agrees that Lender, without independent investigation, is relying upon the above representations and warranties in extending Loan Advances to Borrower. Borrower further agrees that the foregoing representations and warranties shall be continuing in nature and shall remain in full force and effect until such time as Borrower's indebtedness shall be paid in full, or until this Agreement shall be terminated in the manner provided above, whichever is the last to occur.

AFFIRMATIVE COVENANTS. Borrower covenants and agrees with Lender that, while this Agreement is in effect, Borrower will:

     Litigation. Promptly inform Lender in writing of (a) all material adverse changes in Borrower's financial condition, and (b) all existing and all threatened litigation, claims, investigations, administrative proceedings or similar actions affecting Borrower or any Guarantor which /(J) affect the financial condition of Borrower or the financial condition of any Guarantor.

     Financial Records. Maintain its books and records in accordance with generally accepted accounting principles, applied on a consistent basis, and permit Lender to examine and audit Borrower's books and records at all reasonable times(K).

     Additional Information. Furnish such additional information and statements, lists of assets and liabilities, agings of receivables and payables, inventory schedules, budgets, forecasts, tax returns, and other reports with respect to Borrower's financial condition and business operations as Lender may (L) request from time to time.

     Financial Covenants and Ratios. Comply with the following covenants and ratios:

          Income. Maintain not less than the following income level: Earnings before interest, taxes, depreciation and amortization (EBITDA) during fiscal year 2000, must be greater than or equal to $2,600,000.00 and greater than or equal to $6,000,000.00 during fiscal year 2001. For the purpose of this calculation, EBITDA does not include store pre-opening costs. The financial covenants and ratios set forth in this paragraph shall be determined and calculated for all Borrowers on a consolidated basis and reference in this paragraph to "Borrower" shall mean all "Borrowers." Except as provided above, all computations made to determine compliance with the requirements contained in this paragraph shall be made in accordance with generally accepted accounting principles, applied on a consistent basis, and certified by Borrower as being true and correct.

          Insurance. Maintain fire and other risk insurance, public liability insurance, and such other insurance as Lender may require with respect to Borrower's properties and operations, in form, amounts, coverages and with insurance companies reasonably acceptable to Lender. Borrower, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverages will not be cancelled or diminished without at least ten (10) days' prior written notice to Lender. Each insurance policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired in any way by any act, omission or default of Borrower or any other person. In connection with all policies covering assets in which Lender holds or is offered a security interest for the Loans, Borrower will provide Lender with such loss payable or other endorsements as Lender may require.

     Insurance Reports. Furnish to Lender, upon request of Lender, reports on each existing insurance policy showing such information as Lender may reasonably request, including without limitation the following: (a) the name of the insurer; (b) the risks insured; (c) the amount of the policy;
     (d) the properties insured; (e) the then current property values on the basis of which insurance has been obtained, and the manner of determining those values; and (f) the expiration date of the policy. In addition, upon request of Lender (however not more often than annually), (LL) Borrower will have an independent appraiser satisfactory to Lender determine, as applicable, the actual cash value or replacement cost of any Collateral. The cost of such appraisal shall be paid by Borrower.

     Guaranties. Prior to disbursement of any Loan proceeds, furnish executed guaranties of the Loans in favor of Lender, executed by the guarantor named below, on Lender's forms, and in the amount and under the conditions spelled out in those guaranties.

          Guarantor                       Amount
          ---------                   --------------
      Triune Corporation              $12,000,000.00

     Other Agreements. Comply (M) with all terms and conditions of all other agreements, whether now or hereafter existing, between Borrower and any other party and notify Lender immediately in writing of any default in connection with any other such agreements(N).

     Loan Proceeds. Use all Loan proceeds solely for Borrower's business operations, unless specifically consented to the contrary by Lender in writing.

     Taxes, Charges and Liens. Pay and discharge when due all of its indebtedness and obligations, including without limitation all assessments, taxes, governmental charges, levies and liens, of every kind and nature, imposed upon Borrower or its properties, income, or profits, and all lawful claims that, if unpaid, might become a lien or charge upon any of Borrower's properties, income, or profits. Provided however, Borrower will not be required to pay and discharge any such assessment, tax, charge, levy, lien or claim so long as (a) the legality of the same shall be contested in good faith by appropriate proceedings, and (b) Borrower shall have established on its books adequate reserves with respect to such contested assessment, tax, charge, levy, lien, or claim in accordance with generally accepted accounting practices. Borrower, upon demand of Lender, will furnish to Lender evidence of payment of the assessments, taxes, charges, levies, liens and claims and will authorize the appropriate governmental official to deliver to Lender at any time a written statement of any assessments, taxes, charges, levies, liens and claims against Borrower's properties, income, or profits.

     Performance. Perform and comply with all terms, conditions, and provisions set forth in this Agreement and in the Related Documents in a timely manner, and promptly notify Lender if Borrower learns of the occurrence of any event which constitutes an Event of Default under this Agreement or under any of the Related Documents.

     Operations. Maintain executive personnel (P) with substantially the same qualifications and experience as the present executive personnel (P) provide written notice to Lender of any change in executive personnel(P); conduct its business affairs in a reasonable and prudent manner and in (O) compliance with all applicable federal, state and municipal laws, ordinances, rules and regulations respecting its properties, charters, businesses and operations, including without limitation, compliance with the Americans With Disabilities Act and with all minimum funding standards and other requirement of ERISA and other laws applicable to Borrower's employee benefit plans.

     Inspection. Permit employees or agents of Lender at any reasonable time (R) to inspect any and all Collateral for the Loan or Loans and Borrower's other properties and to examine or audit Borrower's books, accounts, and records and to make copies and memoranda of Borrower's books, accounts, and records. If Borrower now or at any time hereafter maintains any records (including without limitation computer generated records and computer software programs for the generation of such records) in the possession of third party, Borrower, upon request of Lender, shall notify such party to permit Lender free access to such records at all reasonable times (R) and to provide Lender with copies of any records it may request, all at Borrower's expense.

     Compliance Certificate. Unless waived in writing by Lender, provide Lender
     (S) a certificate executed by Borrower's chief financial officer, or other officer or person acceptable to Lender, certifying that the representation and warranties set forth in this Agreement are true and correct as of the date of the certificate and further certifying that, as of the date of the certificate, no Event of Default exists under this Agreement.

     Environmental Compliance and Reports. Borrower shall comply in all respects with all environmental protection federal, state and local laws, statutes, regulations and ordinances, not cause or permit to exist, as a result of an intentional or unintentional action or omission on its part or on the part of any third party, on property owned and/or occupied by Borrower, any environmental activity where damage may result to the environment, unless such environmental activity is pursuant to and in compliance with the conditions of a permit issued by the appropriate federal, state or local governmental authorities; shall furnish to Lender promptly and in any event within thirty (30) days after receipt thereof a copy of any notice, summons, lien, citation, directive, letter or other communication from any governmental agency or instrumentality concerning any intentional or unintentional action or omission on Borrower's part in connection with any environmental activity whether or not there is damage to the environment and/or other natural resources.

     Additional Assurances. Make, execute and deliver to Lender such promissory notes, mortgages, deeds of trust, security agreements, financing statements, instruments, documents and other agreements as Lender or its attorneys may reasonably request to evidence and secure the Loans and to perfect all Security Interests.

RECOVERY OF ADDITIONAL COSTS. If the imposition of or any change in any law, rule, regulation or guideline, or the interpretation or application of any thereof by any court or administrative or governmental authority (including any request or policy not having the force of law) shall impose, modify or make applicable any taxes (except U.S. federal, state or local income or franchise taxes imposed on Lender), reserve requirements, capital adequacy requirements or other obligations which would (a) increase the cost to Lender for extending or maintaining the credit facilities to which this Agreement relates, (b) reduce the amounts payable to Lender under this Agreement or the Related Documents, or
(c) reduce the rate of return on Lender's capital as a consequence of Lender's obligations with respect to the credit facilities to which this Agreement relates, then Borrower agrees to pay Lender such additional amounts as will compensate Lender therefor, within five (5) days after Lender's written demand for such payment, which demand shall be accompanied by an explanation of such imposition or charge and a calculation in reasonable detail of the additional amounts payable by Borrower, which explanation and calculations shall be conclusive in the absence of manifest error.

NEGATIVE COVENANTS. Borrower covenants and agrees with Lender that while this Agreement is in effect, Borrower shall not, without the prior

12-12-2000                  BUSINESS LOAN AGREEMENT                       Page 4
Loan No 9001                      (Continued)
================================================================================

written consent of Lender:

     Indebtedness and Liens. (a) Except for trade debt incurred in, the normal course of business/(T) and Indebtedness to Lender contemplated by this Agreement, create, incur or assume indebtedness for borrowed money, (b) except/(D) allowed as a Permitted Lien, sell, transfer, mortgage, assign, pledge, lease, grant a security interest in, or encumber any of Borrower's assets, or (c) sell with recourse any of Borrower's accounts, except to Lender.

     Continuity of Operations. (a) Engage in any business activities substantially different than those in which Borrower is presently engaged,
     (b) cease operations, liquidate, merge, transfer, acquire or consolidate with any other entity/(v), change ownership/(w) change its name, dissolve or transfer or sell Collateral out of the ordinary course of business, (c) pay any dividends on Borrower's stock (other than dividends payable in its stock), provided, however that notwithstanding the foregoing, but only so long as no Event of Default has occurred and is continuing or would result from the payment of dividends, if Borrower is a "Subchapter S Corporation" (as defined in the Internal Revenue Code of 1986, as amended). Borrower may pay cash dividends on its stock to its shareholders from time to time in amounts necessary to enable the shareholders to pay income taxes and make estimated income tax payments to satisfy their liabilities under federal and state law which arise solely from their status as Shareholders of a Subchapter S Corporation because of their ownership of shares of stock of Borrower, or (d) purchase or retire any of Borrower's outstanding shares or alter or amend Borrower's capital structure

     Loans, Acquisitions and Guaranties. /(X) Invest in or advance money or assets, (b) purchase, create or acquire any interest in any other enterprise or entity, or (c) Incur any obligation as surety or guarantor other than in the ordinary course of business.

CESSATION OF ADVANCES. If Lender has made any commitment to make any Loan to Borrower, whether under this Agreement or under any other agreement, Lender shall have no obligation to make Loan Advances or to disburse Loan proceeds if:
(a) Borrower or any Guarantor is in default under the terms of this Agreement or any of the Related Documents or any other agreement that Borrower or any other Guarantor has with Lender; (b) Borrower or any Guarantor becomes insolvent, files a petition in bankruptcy or similar proceedings, or is adjudged a bankrupt; (c) there occurs a material adverse change in Borrower's financial condition, in the financial condition of any Guarantor, or in the value of any Collateral securing any Loan: or (d) any Guarantor seeks, claims or otherwise attempts to limit, modify or revoke such Guarantor's guaranty of the Loan or any other loan with Lender.

REPORTING COVENANTS.

1. Borrowers to provide to Lender annual certified public accountant audited fiscal year end financial statements, along with a copy of the certified public accountant management letter, within 120 days of fiscal year end.

2. Borrowers to provide to Lender copies of annual tax returns within 15 days of filing.

3. Borrowers to provide to Lender monthly company prepared consolidated and consolidating financial statements within 30 days after the end of each four-week accounting period of Borrower: provided, however, that Borrower shall have 45 days alter the end of each four-week accounting period to deliver such financial statements with respect to all accounting periods ending on or prior to March 26, 2001. Financial statements to include operating statements on each restaurant.

4. Additional reporting, including store-by-store performance breakdown and status of stores under development to be determined.

OTHER COVENANTS.

1. No advances on line of credit no. 0001910-9002 will be permitted until January 2, 2001.

2. Borrowers agree to maintain their primary deposit relationships with Lender.

3. Through December 31, 2000, Borrowers to maintain minimum cash and marketable securities of $1,500,000.00.

4. Borrower shall irrevocably grant a security interest in and pledge to Lender as additional Collateral, all of Borrower's right, title and interest in the Service Mark name of Baja Fresh. Borrower agrees to execute and deliver to Lender any and all instruments, documents and agreements that Lender shall require in Lender's sole discretion to effectuate the grant, a security interest in and pledge of the foregoing from Borrower to Lender as additional collateral. If any or all of the covenants and agreements set forth in this paragraph do not occur, it shall be deemed an Event of Default.

OTHER FINANCIAL COVENANTS AND RATIOS (CONTINUED FROM PAGE 3). Comply with the following covenants and ratios:

Effective Tangible Net Worth. Maintain a minimum Effective Tangible Net Worth of not less than $16,500,000.00. Effective Tangible Net Worth is defined as net worth less intangibles plus debt subordinated to Lender.

Debt to Effective Tangible Net Worth. Maintain a ratio of maximum Debt to Effective Tangible Net Worth of 1.25 to 1.00.

Current Ratio. Maintain a ratio of Current Assets to Current Liabilities in excess of 0.70 to 1.00. For purposes of calculating the Current Ratio covenant only, Current Liabilities will not include the current portion of long term bank debt and subordinated debt.

Debt Service Coverage. Maintain a ratio of minimum Debt Service Coverage of 2.00 to 1.00, defined as follows: The sum of net income before tax, plus depreciation divided by current portion of long term debt. For purposes of calculating the Debt Service Coverage Ratio, current portion of long term debt will not include subordinated debt.

ADDITIONAL FINANCIAL COVENANTS.

1. Borrowers acknowledge and agree that no quarterly losses are permitted excluding pre-opening costs.

2. Borrowers acknowledge and agree that quarterly losses for the Borrower's fiscal quarter ending March 26, 2001 are not to exceed $300,000.00 alter pre-opening costs and thereafter that quarterly losses are not to exceed $200,000.00 after pre-opening costs.

RIDERS. All changes contained herein are included on the attached Exhibit "X".

RIGHT OF SETOFF. Borrower grants to Lender a contractual security interest in, and hereby assigns, conveys, delivers, pledges, and transfers to Lender all Borrower's right, title and interest in and to, Borrower's accounts with Lender (whether checking, savings, or some other account), including without limitation all accounts held jointly with someone else and all accounts Borrower may open in the future, excluding however all IRA and Keogh accounts, and all trust accounts for which the grant of a security interest would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the indebtedness against any and all such accounts.

EVENTS OF DEFAULT. Each of the following shall constitute an Event of Default under this Agreement:

     Default on Indebtedness. Failure of Borrower to make any/(Z) payment when due on the Loans(AA).

     Other Defaults. Failure of Borrower or any Grantor to comply with or to perform when due any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents, or failure of Borrower to comply with or to perform any other term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

     Default in Favor of Third Parties. Should Borrower or any Grantor default under any loan extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that/(BB) property or Borrower's or any Grantor's ability to repay the Loans or perform their respective Obligations under this Agreement or any of the Related Documents.

     False Statements. Any warranty, representation or statement made or furnished to Lender by or on behalf of Borrower or any Grantor under this Agreement or the Related Documents is false or misleading in any material at the time made or furnished, or becomes false or misleading at any time thereafter.

     Defective Collateralization. This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any Security Agreement to create a valid and perfected Security Interest) at any time and for any reason.

     Insolvency. The dissolution or termination of Borrower's/(BBB) existence as a going business, the Insolvency of Borrower/(BBBB), the appointment of a receiver for any part of Borrower's/(BBB) property, any assignment for the benefit of creditors any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower/(BBBB).

     Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help repossession or any other method, by any creditor of Borrower, any creditor of any Grantor against any collateral securing the indebtedness/(CC) or by any governmental agency. This includes a garnishment, attachment, or levy on or of any of Borrower's/(BBB) deposit accounts with Lender/(CCC).

12-12-2000                  BUSINESS LOAN AGREEMENT                       Page 5
Loan No 9001                      (Continued)
================================================================================

     Events Affecting Guarantor. Any of the preceding events occurs with respect to any Guarantor of any of the indebtedness or any Guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any Guaranty of the Indebtedness. Lender, at its option, may, but shall not be required to, permit the Guarantor's estate to assume unconditionally the obligations arising under the guaranty in a manner satisfactory to Lender, and, in doing so, cure the Event of Default.

     Events Affecting Co-Borrowers. Any of the preceding events occurs with respect to any Co-borrower of any of the indebtedness or any co-borrower dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any of the indebtedness. Lender, at its option, may, but shall not be required to, permit the co-borrower's estate to assume unconditionally the obligations on the Indebtedness in a manner satisfactory to Lender, and, in doing so, cure the Event of Default.

     Change in Ownership. Any change in ownership of/(DD) or more of the common stock of Borrower.

     Adverse Change. A material adverse change occurs in Borrower's financial condition, or Lender/(EE) believes the prospect of payment or performance of the Indebtedness is Impaired.

     Right to Cure/(EEE) any default, other than a Default of Indebtedness, is curable and if Borrower or Grantor, as the case may be, has not been given a notice of a similar default within the preceding twelve (12) months, it may be cured (and no Event of Default will have occurred) If Borrower or Grantor, as the case may be, after receiving written notice from Lender demanding cure of such default: (a) Cures the default within /(FF) or
     (b) if the cure requires more than /(FF) immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

EFFECT OF AN EVENT OF DEFAULT. If any Event of Default shall occur, except where otherwise provided in this Agreement or the Related Documents, all commitments and obligations of Lender under this Agreement or the Related Documents or any other agreement Immediately will terminate (including any obligation to make Loan Advances or disbursements), and, at Lender's option, all indebtedness immediately will become due and payable, all without notice of any kind to Borrower, except that in the case of an Event of Default of the type described in the "Insolvency" subsection above, such acceleration shall be automatic and not optional. In addition, Lender shall have all the rights and remedies, provided in the Related Documents or available at law, in equity, or otherwise. Except as may be prohibited by applicable law, all of Lender's rights and remedies shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Borrower or of any Grantor shall not affect Lender's right to declare a default and to exercise its rights and remedies.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

     Amendments. This Agreement, together with any Related Documents, constitutes the entire understanding and Agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

     Applicable Law. This Agreement has been delivered to Lender and accepted by Lender in the State of California. If there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of Orange County, the State of California. Lender and Borrower hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Borrower against the other. Subject to the provisions on arbitration, this Agreement shall be governed by and construed in accordance with the laws of the State of California.

     Arbitration. Lender and Borrower agree that all disputes, claims and controversies between them, whether individual, joint, or class in nature, arising from this Agreement or otherwise, including without limitation contract and tort disputes, shall be arbitrated pursuant to the Rules of the American Arbitration Association, upon request of either party. No act to take or dispose of any Collateral shall constitute a waiver of this arbitration agreement or be prohibited by this arbitration agreement. This includes, without limitation, obtaining injunctive relief or a temporary restraining order: invoking a power of sale under any deed of trust or mortgage; obtaining a writ of attachment or imposition of a receiver: or exercising any rights relating to personal properly, including taking or disposing of such property with or without judicial process, pursuant to
     Article 9 of the Uniform Commercial Code. Any disputes, claims, or controversies concerning the lawfulness or reasonableness of any act, or exercise of any right, concerning any Collateral, including any claim to rescind, reform, or otherwise modify any agreement relating to the Collateral, shall also be arbitrated, provided however that no arbitrator shall have the right or the power to enjoin or restrain any act of any party. Lender and Borrower agree that in the event of an action for judicial foreclosure pursuant to California Code of Civil Procedure Section 728, or any similar provision in any other state, the commencement of such an action will not constitute a waiver of the right to arbitrate and the court shall refer to arbitration as much of such action, including counterclaims, as lawfully may be referred to arbitration. Judgment upon any award rendered by any arbitrator may be entered in any court having jurisdiction. Nothing in this Agreement shall preclude any party from seeking equitable relief from a court of competent jurisdiction. The statute of limitations, estoppel, waiver, laches, and similar doctrines which would otherwise be applicable in an action brought by a party shall be applicable in any arbitration proceeding, and the commencement of an arbitration proceeding shall be deemed the commencement of an action for these purposes. The Federal Arbitration Act shall apply to the construction, interpretation, and enforcement of this arbitration provision.

     Caption Headings. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

     Multiple Parties: Corporate Authority. All obligations of Borrower under this Agreement shall be joint and several, and all references to Borrower shall mean each and every Borrower, This means that each/(GG) signing below is responsible for all obligations in this Agreement.

     Consent to Loan Participation. Borrower agrees and consents to Lender's sale or transfer, whether now or later, of one or more participation interests in the Loans to one or more purchasers, whether related or unrelated to Lender. Lender may provide, without any limitation whatsoever, to any one or more purchasers, a potential purchasers, any information or knowledge Lender may have about Borrower or about any other matter relating to the Loan, and Borrower hereby waives any rights to privacy it may have with respect to such matters. Borrower additionally waives any and all notices of sale of participation interests, as well as all notices of any repurchase of such participation interests. Borrower further waives all rights of offset or counterclaim that it may have now or later against Lender or against any purchaser of such a participation interest and unconditionally agrees that either Lender or such purchaser may enforce Borrower's obligation under the Loans irrespective of the failure or insolvency of any holder of any interest in the Loans. Borrower further agrees that the purchaser of any such participation interest may enforce its interests irrespective of any personal claims or defenses that Borrower may have against Lender.(GGG)

     Costs and Expenses. Borrower agrees to pay upon demand all of Lender's expenses, including without limitation /(HH) attorneys' fees, incurred in connection with the preparation, execution, enforcement, modification and collection of this Agreement or in connection with the Loans made pursuant to this Agreement. Lender may pay someone else to help collect the Loans and to enforce this Agreement, and Borrower will pay that amount. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses, whether or not there is a lawsuit, including attorneys' fees for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Borrower also will pay any court costs, in addition to all other sums provided by law.

     Notices. All notices required to be given under this Agreement shall be given in writing, may be sent by telefacsimile (unless otherwise required by law), and shall be effective when actually delivered or/(II) deposited with a nationally recognized overnight courier or/(II) deposited in the United States mail, first class, postage prepaid, addressed to the party to whom the notice is to be given at the address shown above. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. To the extent permitted by applicable law, if there is more than one Borrower, notice to any Borrower will constitute notice to all Borrowers. For notice purposes, Borrower will keep Lender informed at all times of Borrower's current address(es).

     Severability. If a court of competent jurisdiction finds any provision of this Agreement to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances. If feasible, any such offending provision shall be deemed to be modified to be within the limits of enforceability or validity; however, if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Agreement in all other respects shall remain valid and enforceable.

     Successors and Assigns. All covenants and agreements contained by or on behalf of Borrower shall bind its successors and assigns and shall inure to the benefit of Lender, its successors and assigns. Borrower shall not, however, have the right to assign its rights under this Agreement or any interest therein, without the prior written consent of Lender.

     Survival. All warranties, representations, and covenants made by Borrower in this Agreement or in any certificate or other instrument delivered by Borrower to Lender under this Agreement shall be considered to have been relied upon by Lender and will survive the making of the Loan and delivery to Lender of the Related Documents, regardless of any investigation made by Lender or on Lender's behalf.

     Time is of the Essence. Time is of the essence in the performance of this Agreement.

     Waiver. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by

12-12-2000                  BUSINESS LOAN AGREEMENT                       Page 6
Loan No 9001                      (Continued)
================================================================================

     Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Borrower, or between Lender and any Grantor, shall constitute a waiver of any of Lender's rights or of any obligations of Borrower or of any Grantor as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent in subsequent instances where such consent is required, and in all cases such consent may be granted or withheld in the sole discretion of Lender.

EACH BORROWER ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS BUSINESS LOAN AGREEMENT, AND EACH BORROWER AGREES TO ITS TERMS. THIS AGREEMENT IS DATED AS OF DECEMBER 12, 2000.

BORROWER:

Fresh Enterprises Inc.


By: /s/ Greg Dollarhyde
   -----------------------------------------
   Greg Dollarhyde, President & CEO


By: /s/ Donald Breen
   -----------------------------------------
   Donald Breen, Senior Vice President & CFO

Baja Fresh Westlake Village, Inc., dba Baja Fresh Mexican Grill, Co-Borrower


By: /s/ Greg Dollarhyde
   -----------------------------------------
   Greg Dollarhyde, President & CEO


By: /s/ Donald Breen
   -----------------------------------------
   Donald Breen, Senior Vice President & CFO

LENDER:

Western Financial Bank


By:/s/ Richard Wagner
   -----------------------------------------
   Authorized Officer

================================================================================

                                  EXHIBIT "X"

Riders to Business Loan Agreement by and between Fresh Enterprises, Inc. and Baja Fresh Westlake Village, Inc., dba Baja Fresh Mexican Grill (individually and collectively "Borrower"), and Western Financial Bank ("Lender")

Rider (A):
---------

overdue for a period of more than 30 days or which are being contested in good faith;

Rider (B):
---------

; and (g) pledges or deposits in connection with workers' compensation, unemployment insurance and other social security legislation

Rider (C):
---------

reasonably requested

Rider (D):
---------

its ownership or lease of properties or the conduct of its business requires such qualification

Rider (E):
---------

truly and fairly discloses

Rider (F):
---------

and its results of operations for the period covered thereby in accordance with GAAP, consistently applied, except as expressly noted therein and except for year-end audit adjustments

Rider (G):
---------

, subject to the effects of applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights generally and of equitable principles

Rider (H):
---------

, to Borrower's knowledge,

Rider (I):
---------

, to Borrower's knowledge, is reasonably likely to

Rider (J):
---------

against Borrower, subject to the effects of applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights generally and of equitable principles

                                  EXHIBIT "X"

Riders to Business Loan Agreement by and between Fresh Enterprises, Inc. and Baja Fresh Westlake Village, Inc., dba Baja Fresh Mexican Grill (individually and collectively "Borrower"), and Western Financial Bank ("Lender")

Rider (JJ):
----------

is reasonably likely to materially adversely

Rider (K):
---------

upon reasonable notice

Rider (L):
--------

reasonably

Rider (LL):
----------

upon the occurrence and during the continuance of an Event of Default,

Rider (M):
---------

in all material respects

Rider (N):
---------

which could reasonably be expected to have a material adverse effect on the business or financial condition of Borrower

Rider (O):
---------

[intentionally omitted]

Rider (P):
---------

and corporate officers

Rider (Q):
---------

material

Rider (R):
---------

upon reasonable notice

Rider (S):
---------

, along with each financial statement,

                                  EXHIBIT "X"

Riders to Business Loan Agreement by and between Fresh Enterprises, Inc. and Baja Fresh Westlake Village, Inc., dba Baja Fresh Mexican Grill (individually and collectively "Borrower"), and Western Financial Bank ("Lender")

Rider (T):
---------

, purchase money indebtedness incurred after the date of this Agreement in an amount not to exceed $100,000 at any time outstanding

Rider (U):
---------

(i) purchase money liens or purchase money security interests securing purchase money indebtedness incurred after the date of this Agreement in an amount not to exceed $100,000 at any time outstanding, (ii) sales and assignments of inventory and obsolete equipment in the ordinary course of Borrower's business, (iii) security interests of Imperial Bank pursuant to that certain Credit Agreement dated as of November 24, 1998 which will be terminated concurrently with the making of the first Loan hereunder, and (iv) as otherwise

Rider (V):
---------

in any transaction which, together with the transactions permitted under the following paragraph of this Agreement entitled "Loans, Acquisitions and Guaranties," involves an aggregate payment of more than $3,000,000.00 by Borrower

Rider (W):
---------

of forty percent (40%) or more of the common stock of Borrower

Rider (X):
---------

In an aggregate amount which exceeds $3,000,000.00, (a) loan

Rider (Y):
---------

[intentionally omitted and added to "Reporting Covenants" #3 text within referenced document]

Rider (YY):
----------

[intentionally omitted and added to "Additional Financial Covenants" #2 text within referenced document]

Rider (Z):
---------

principal

                                  EXHIBIT "X"

Riders to Business Loan Agreement by and between Fresh Enterprises, Inc. and Baja Fresh Westlake Village, Inc., dba Baja Fresh Mexican Grill (individually and collectively "Borrower"), and Western Financial Bank ("Lender")

Rider (AA):
----------

or to pay any interest or other fees payable in respect of the Loans within five
(5) days after the due date thereof

Rider (BB):
----------

is reasonably likely to materially adversely affect Borrower's business or financial condition

Rider (BBB):
-----------

or Grantor's

Rider (BBBB):
-----------

or Grantor

Rider (CC):
----------

which individually or in the aggregate has a value of $50,000 or more

Rider (CCC):
-----------

However, this Event of Default shall not apply if there is a good faith dispute by Grantor or Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Grantor or Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

Rider (DD):
----------

forty percent (40%)

Rider (EE):
----------

reasonably

Rider (EEE):
-----------

Notwithstanding anything to the contrary set forth above, if

Rider (FF):
----------

fifteen (15) business days

                                  EXHIBIT "X"

Riders to Business Loan Agreement by and between Fresh Enterprises, Inc. and Baja Fresh Westlake Village, Inc., dba Baja Fresh Mexican Grill (individually and collectively "Borrower"), and Western Financial Bank ("Lender")

Rider (GG):
----------

Borrower

Rider (GGG):
-----------

Notwithstanding the foregoing, Lender's sale or transfer of participation interests hereunder shall be at Lender's sole cost and expense and such sale or transfer shall not require Borrower to deal with more than one party as lender hereunder and shall not increase any of the costs or expenses payable by Borrower hereunder, including without limitation those payable pursuant to the next succeeding paragraph entitled "Costs and Expenses." Borrower shall be required to pay only the expenses of Lender or, if applicable, a different designated lead participant and the reasonable fees of one firm of attorneys which will act on behalf of Lender and/or such lead participant and all other purchasers of participation interests. Subject to the foregoing, Borrower agrees that they shall not contest the treatment of any purchasers of participation interests as the absolute owners of such interests in the Loans.

Rider (HH):
----------

reasonable

Rider (II):
----------

one (1) day after being

Rider (JJJ):
-----------

five (5) days after being

BORROWER:

Fresh Enterprises, Inc.


By: /s/ Greg Dollarhyde
    ----------------------------------------------
    Greg Dollarhyde, President & CEO


By: /s/ Donald Breen
    ----------------------------------------------
    Donald Breen, Senior Vice President & CFO

                                  EXHIBIT "X"

Riders to Business Loan Agreement by and between Fresh Enterprises, Inc. and Baja Fresh Westlake Village, Inc., dba Baja Fresh Mexican Grill (individually and collectively "Borrower"), and Western Financial Bank ("Lender")

Baja Fresh Westlake Village, Inc., dba Baja Fresh Mexican Grill


By: /s/ Greg Dollarhyde
    ----------------------------------------------
    Greg Dollarhyde, President & CEO


By: /s/ Donald Breen
    ----------------------------------------------
    Donald Breen, Senior Vice President & CFO

LENDER:


Western Financial Bank


By: /s/ Richard Wagner
    ----------------------------------------------
    Authorized Officer

                          [LOGO] Western Financial Bank

                            CHANGE IN TERMS AGREEMENT

--------------------------------------------------------------------------------------------------
  Principal      Loan Date     Maturity    Loan No   Call/Coll   Account   Officer     Initials
$12,000,000.00   07-10-2001   12-11-2001             4AO/3100    0001910    00905    /s/ Illegible
--------------------------------------------------------------------------------------------------
 References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "***" has been omitted due to text length limitations.
--------------------------------------------------------------------------------------------------

Borrower: Fresh Enterprises, Inc.               Lender: Western Financial Bank
          Baja Fresh Westlake Village,                  Commercial Banking Group
          Inc. dba Baja Fresh                           15750 Alton Parkway
          Mexican Grill                                 Irvine, CA 92618
          225 W. Hillcrest Drive, Suite 351
          Thousand Oaks, CA 91360

================================================================================

                                                Date of Agreement: July 10, 2001

DESCRIPTION OF EXISTING INDEBTEDNESS. Business Loan Agreement dated December 12, 2000, along with all renewals, extensions and/or modifications.

DESCRIPTION OF CHANGE IN TERMS.

Replace the Current Ratio covenant with the following:

Maintain a ratio of Current Assets to Current Liabilities in excess of 0.50 to 1.00.

For purposes of calculating the Current Ratio covenant only, Current Liabilities will not include the current portion of long term bank debt and subordinated debt.

CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender's right to strict performance of the obligalion(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

BORROWER:

FRESH ENTERPRISES, INC.


By: /s/ Greg Dollarhyde                By: /s/ Donald Breen
    --------------------------------       -------------------------------------
    Greg Dollarhyde, President & CEO       Donald Breen, Senior Vice Pres. & CFO
    of Fresh Enterprises, Inc.             of Fresh Enterprises, Inc.


BAJA FRESH WESTLAKE VILLAGE, INC. DBA BAJA FRESH MEXICAN GRILL


By: /s/ Greg Dollarhyde                By: /s/ Donald Breen
    --------------------------------       -----------------------------------
    Greg Dollarhyde, President & CEO       Donald Breen, Senior Vice Pres.& CFO
    of Westlake Village, Inc. dba          of Fresh Westlake Village, Inc.dba
    Baja Fresh Mexican Grill               Baja Fresh Mexican Grill

LENDER:


WESTERN FINANCIAL BANK


X /s/ Richard Wagner
  ------------------------------------
  Authorized Signer

================================================================================

                          [LOGO] Western Financial Bank

                            CHANGE IN TERMS AGREEMENT

-------------------------------------------------------------------------------------------------
  Principal      Loan Date     Maturity    Loan No    Call/Coll   Account   Officer    Initials
$16,000,000.00   09-27-2001   09-30-2002   0099(CM)   4AO/3100    0001910    00905
-------------------------------------------------------------------------------------------------
 References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "***" has been omitted due to text length limitations.
-------------------------------------------------------------------------------------------------

Borrower: Fresh Enterprises, Inc.               Lender: Western Financial Bank
          Baja Fresh Westlake Village,                  Commercial Banking Group
          Inc. dba Baja Fresh                           15750 Alton Parkway
          Mexican Grill                                 Irvine, CA 92618
          225 W. Hillcrest Drive, Suite 351
          Thousand Oaks, CA 91360

================================================================================

Principal Amount: $16,000,000.00   Initial Rate: 6.250%   Date of Agreement: September 27, 2001

     DESCRIPTION OF EXISTING INDEBTEDNESS. Business Loan Agreement dated December 12, 2000, along with all renewals, extensions and/or modifications.

     DESCRIPTION OF CHANGE IN TERMS. Upon verification by Lender of a $12,000,000.00 Preferred Stock Series C equity contribution by Borrower's stockholders, the following changes to the Business Loan Agreement shall become effective:

          The Income paragraph, as referenced in the FINANCIAL COVENANTS AND RATIOS section of the Business Loan Agreement, is hereby amended to include (add) the following:

               Maintain not less than $4,000,000.00 EBITDA for the six-month fiscal period ending June 30, 2002 and not less than $11,000,000.00 for fiscal year ending December 31, 2002. EBITDA financial covenant calculations are before store pre-opening costs and non-cash stock compensation expense.

          The covenants and ratios, as referenced in the OTHER FINANCIAL COVENANTS AND RATIOS section of the Business Loan Agreement, are hereby replaced with the following, as applicable:

               Effective Tangible Net Worth. Maintain a minimum Effective Tangible Net Worth ratio of not less than $29,000,000.00. Effective Tangible Net Worth is defined as net worth less intangibles plus debt subordinated to Lender.

               Debt to Effective Tangible Net Worth. Maintain a maximum Debt to Effective Tangible Net Worth ratio of 0.50 to 1.00.

                    Beginning March 31, 2002, maintain a maximum Debt to Effective Tangible Net Worth ratio of 0.75 to 1.00.

                    Beginning June 30, 2002, maintain a maximum Debt to Effective Tangible Net Worth ratio of 1.00 to 1.00.

                    Beginning September 30, 2002, maintain a maximum Debt to Effective Tangible Net Worth ratio of 1.25 to 1.00.

               Debt Service Coverage. Maintain a minimum Debt Service Coverage ratio of 2.00 to 1.00. Debt Service Coverage is defined as net income before tax, plus pre-opening costs, plus depreciation, plus non-cash stock compensation expense, divided by current portion of long term debt. For purposes of calculating the Debt Service Coverage ratio, current portion of long term debt shall not include subordinated debt.

          The existing ADDITIONAL FINANCIAL COVENANTS are hereby removed and replaced with the following:

               Quarterly Losses. Borrower shall incur no quarterly losses.

          The existing REPORTING COVENANTS are hereby removed and replaced with the following:

               Annual Statements. Fresh Enterprises, Inc. shall provide to Lender annual unqualified fiscal year end financial statements, consolidated to include all subsidiaries of Fresh Enterprises, Inc., audited by a certified public accountant (CPA) and accompanied by a copy of the CPA management letter. The annual financial statement, to be accompanied by a consolidation schedule, is due to Lender within ninety (90) days of Borrower's fiscal year end.

               Tax Returns. Fresh Enterprises, Inc. shall provide to Lender a copy of annual tax returns, combined to include all subsidiaries of Fresh Enterprises, Inc. Copies of tax returns are due to Lender within fifteen (15) days of filing.

               Monthly Statements. Fresh Enterprises, Inc. shall provide to Lender monthly consolidated financial statements, combined to include all subsidiaries of Fresh Enterprises, Inc., prepared by Borrower. The monthly financial statement is due to Lender within thirty (30) days of each four-week accounting period of Borrower. Only upon request of Lender, Borrower to provide to financial statements to include operating results on each restaurant (store-by-store breakdown).

               Store-by-Store Summary and Status Reports. Borrower shall provide to Lender a monthly summary report reflecting store-by-store performance and a status report of stores under development. The summary and status reports are due to Lender within thirty (30) days of each month end.

          The following section is hereby added to the Business Loan Agreement:

               SUBORDINATION. Prior to disbursement of any loan proceeds, Borrower shall deliver to Lender a subordination agreement on Lender's form, executed by Borrower's creditor named below, subordinating all of Borrower's indebtedness to such creditor, or such lesser amounts as may be agreed to by Lender in writing, and any security interests in collateral securing that indebtedness to the Loans and security interests of Lender.

                      Creditor: James Magglos           $2,000,000.00

          The Commercial Guaranty dated December 12, 2000, in the amount of $12,000,000.00 in favor of Lender, executed by Triune Corporation, is superseded in it's entirety and replaced by that certain Commercial Guaranty dated September 27, 2001, in the amount of $18,000,000.00 in favor of Lender, executed by Triune Corporation.

                            HANGE IN TERMS AGREEMENT
Loan No: 0099 (CM)                  (Continued)                          Page 2
================================================================================

CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender's right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

BORROWER:

FRESH ENTERPRISES, INC.


By: /s/ Greg Dollarhyde               By: /s/ Donald Breen
    --------------------------------      --------------------------------------
    Greg Dollarhyde, President & CEO      Donald Breen, Senior Vice Pres. & CFO
    of Fresh Enterprises, Inc.            of Fresh Enterprises, Inc.


BAJA FRESH WESTLAKE VILLAGE, INC. DBA BAJA FRESH MEXICAN GRILL


By: /s/ Greg Dollarhyde               By: /s/ Donald Breen
    --------------------------------      --------------------------------------
    Greg Dollarhyde, President &.CEO      Donald Breen, Senior Vice Pres. & CFO
    of Baja Fresh Westlake Village,       of Baja Fresh Westlake Village, Inc.
    Inc.dba Baja Fresh Mexican Grill      dba Baja Fresh Mexican Grill

LENDER:

WESTERN FINANCIAL BANK


X /s/ Richard Wagner
  ---------------------------------
  Authorized Signer

================================================================================